SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 17, 2006

                    VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                 0-33151            54-2110681
       -----------------          ------------       ----------------
(State or other jurisdiction of   (Commission      (IRS Employer
        incorporation)             File Number)   Identification No.)

                   4483 WEST RENO AVE, LAS VEGAS, NEVADA 89118
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 221-8070

                                 NOT APPLICABLE
                    ----------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.  Changes in the Registrant's Certifying Accountant

     On January 17, 2006 Stonefield Josephson, Inc. ("Stonefield") resigned as the Company's independent registered public accounting firm.

As a result, the Company's board of directors believed that it was in the best interest of the Company to seek local representation. On January 23, 2006 upon approval of the board of directors the Company engaged De Joya Griffith & Company, LLC ("De Joya Griffith") of Las Vegas, Nevada to serve as the Company's independent auditors.

Stonefield Josephson, Inc. had audited the Company's financial statements for each of the two fiscal years ended December 31, 2004 and December 31, 2003. The report of Stonefield Josephson, Inc. for each of those years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except that the audit report of Stonefield Josephson, Inc. on the financial statements of the registrant as of and for the fiscal year ended December 31, 2004 contained an explanatory paragraph expressing substantial doubt about the registrant's ability to continue as a going concern.

During the two most recent fiscal years and the subsequent interim period through the date of Stonefield's resignation there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Stonefield Josephson, Inc., would have caused it to make reference to the subject matter of the disagreement in connection with its report.

There were no other "reportable events" as that term is described in Item 304
(a)(1)(iv)(B) of Regulation S-B occurring within the registrant's two most recent fiscal years and through the subsequent interim period through the date of Stonefield's resignation.

The Company has provided Stonefield with a copy of the statements made in this Report and has requested that Stonefield furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Stonefield agrees with the above statements and, if not, stating the respects in which it does not agree.

During the two most recent fiscal years ended December 31, 2004 and December 31, 2003 and the subsequent interim period ending through the date of engagement, the Company did not consult De Joya Griffith with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any disagreement as described under Item 304(a)(1)(iv)(B) of Regulation S-B, or event described under Item 304(a)(2) of Regulation S-B.

A copy of a letter from the Company's former independent auditors, Stonefield Josephson, Inc., as prescribed by Item 304(a)(3)of Regulation S-B, will be provided in an amendment to this report within 10 business days from the date of this report on form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VOYAGER ENTERTAINMENT INTERNATIONAL, INC.


January 23, 2006         By:      /S/ Richard L. Hannigan, Sr.
                                  -------------------------------------
                                  Name: Richard L. Hannigan, Sr.
                                  Title: President & CEO